Supplement dated October 27, 2021
to the Summary Prospectus
dated April 30, 2021, as previously supplemented
for the
1919 Financial Services Fund

Mr. Mel Casey no longer serves as Portfolio Manager to the 1919 Financial Services Fund (the “Fund”). All references to Mr. Mel Casey in the Fund’s Summary Prospectus are deleted in their entirety.
Portfolio Manager Mr. Charles King, CFA, will continue to manage the Fund.

Please retain this supplement with your Summary Prospectus for future reference.